EXHIBIT 99.1
                                                                   ------------

                              MARKETING MEMORANDUM
                                12/01/98 8:00 AM


                   RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2


            $107,500,000 CLASS A-1, ASSET BACKED NOTES, SERIES 1998-2
             $62,500,000 CLASS A-2, ASSET BACKED NOTES, SERIES 1998-2



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                       First Union(R) logo appears here.

                           FIRST UNION CAPITAL MARKETS
                   a division of Wheat First Securities, Inc.


SUMMARY OF TERMS
----------------

$107,500,000 CLASS A-1, Asset Backed Notes, Series 1998-2 (the "Class A-1
 Notes")



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 2
-------------------------------------------------------------------------------


$62,500,000 CLASS A-2, Asset Backed Notes, Series 1998-2 (the "Class A-2 Notes")

ISSUER:                       RBMG Funding Co. Mortgage Loan Trust 1998-2.

COLLATERAL:             Adjustable rate and fixed rate mortgage loans and
                        related Pre-Funding Accounts.

SELLER:                 Resource Bancshares Mortgage Group, Inc.

SERVICER:               Resource Bancshares Mortgage Group, Inc. or "RBMG".

SUB-SERVICER:           Ocwen Federal Bank FSB.

SECURITIES OFFERED:
             SECURITIES            CLASS A-1             CLASS A-2

             Amount:               $107,500,000          $62,500,000

             Security Type:        Floating-rate         Floating-rate

             Cut-Off Date:         December 1, 1998      December 1, 1998

             Index:                One month LIBOR       One month LIBOR

             Prepayment            100% PPA equals       100% PPA equals
             Assumptions (PPA):    27% CPR for           27% CPR for
                                   Adjustable Rate Pool  Adjustable Rate Pool
                                   25% HEP for Fixed     25% HEP for Fixed
                                   Rate Pool             Rate Pool

             Average Life to Call: 2.806 years           2.793 years
             Average Life to
             Maturity:             3.052 years           3.036 years

             Expected Call Date:   02/25/06              02/25/06
             Expected Maturity
             Date:                 03/25/14              02/25/14

             Expected Coupon:      One month LIBOR + TBD One month LIBOR + TBD

             Stated Maturity Date: 04/25/30              04/25/30

             Payment Date:         25th of each month    25th of each month
             Payment Delay:        Zero                  Zero

             Dated Date:           Settlement Date       Settlement Date

             Day Count:            Actual/360            Actual/360

             Pricing Date:         TBD                   TBD

             Settlement Date
             (Expected)            December 11, 1998     December 11, 1998

             First Payment Date    January 25, 1999      January 25, 1999

             Ratings (S&P/Moody's) AAA/Aaa               AAA/Aaa

DESCRIPTION OF THE NOTES: The Notes will be secured by the Trust created by the Indenture. The assets of the Trust will consist primarily of (i) a pool of two groups (each a "Group") of fixed rate and adjustable rate mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the applicable Cut-off

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 3
-------------------------------------------------------------------------------

                          Date); (iii) segregated accounts established by the Issuer in the name of the Indenture Trustee (each, a "Pre-Funding Account") and funds on deposit therein;
                          (iv) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement; (v) the rights of the Indenture Trustee under the Insurance Policy; and (vi) certain other property.

                          Two classes (each, a "Class") of Notes will be issued. The Class A-1 Notes will be secured by Mortgage Loans in Group I ("the Group I Mortgage Loans") and the Class A-2 Notes will be secured by the Group II Mortgage Loans ("the Group II Mortgage Loans"). Payments on the Class A-1 Notes are from Available Funds for Group I and payments on the Class A-2 Notes are from Available Funds for Group II.

SERVICING FEE:          44 basis points per annum

INDENTURE TRUSTEE:      The Bank of New York, a New York banking corporation.

OWNER TRUSTEE:          Wilmington Trust Company, a Delaware Banking
                        corporation.

DENOMINATIONS:          Minimum denominations of $1,000 and in integral
                        multiples thereof.

FORM OF NOTES:          Book-Entry Form, delivered  through  the  facilities  of
                        DTC, Cedel, and Euroclear against payment in immediately available funds.

RECORD DATE:            Last business day preceding Payment Date

NOTE INSURER: MBIA Insurance Corporation ("MBIA"), rated AAA/Aaa/AAA by S&P, Moody's and Fitch.

NOTE INSURANCE POLICY:  Timely payment of interest and ultimate payment of principal on the Notes will be guaranteed by MBIA.

CREDIT ENHANCEMENT:     (a)   Excess servicing cash flows

                        (b)   Overcollateralization

                        (c)   Note Insurance Policy





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 4
-------------------------------------------------------------------------------

PAYMENTS ON THE NOTES:  Payments on each Class of Notes will be made on each
                        Payment Date to each Noteholder of record as of the last Business Day preceding such Payment Date or, with respect to Definitive Notes, as of the last Business Day of the month preceding the month in which such Payment Date occurs.

                        On each Payment Date, each Class of Notes, as of the immediately preceding Record Date, will be entitled to payments in respect of principal and interest from Available Funds for such Payment Date, together with any payments received under the Insurance Policy.

DUE PERIOD:             With respect to each Class of Notes and any Payment
                        Date, the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

COLLECTION PERIOD:      With respect to each Class of Notes and any Payment Date
                        of a Mortgage Loan, the calendar month preceding the month in which such Payment Date occurs.

AVAILABLE FUNDS:        With respect to each Group of Mortgage Loans and any
                        Payment Date, The Available Funds will generally consist of the aggregate of the following amounts:

                        (i) the sum of (a) all scheduled payments of principal and interest received with respect to the Mortgage Loans and due during the related Due Period and
                              (b) all unscheduled principal payments or recoveries on the Mortgage Loans, including principal prepayments, received during the related Collection Period, minus (w) amounts received with respect to payments due on or prior to the applicable Cut-off Date, (x) the Administrative Fee Amount payable with respect to such Payment Date, (y) Payments Ahead and (z) reimbursements for certain P&I Advances and Servicing Advances made with respect to the Mortgage Loans and certain other amounts for which the Indenture Trustee, the Servicer and the Issuer are permitted to be reimbursed; and

                        (ii) the amount of any P&I Advances and Compensating Interest Payments made by the Servicer for such Payment Date, any amounts deposited in the Note Account in respect of the repurchase, release, removal or substitution of Mortgage Loans during the related Collection Period or amounts deposited in the Note Account in connection with the redemption of the Notes.











--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 5
-------------------------------------------------------------------------------



INTEREST CARRY-FORWARD: (a)   If, on any Payment Date, the Available Funds
                              Cap Rate (as defined below) for the related Class of Notes limits the payment of the full interest rate on the related Class, the amount of any such shortfall will be carried forward and be due and payable to the Noteholder of the related Class on the following Payment Date and shall accrue interest at the note interest rate until paid (the
                              "Available Funds Cap Carry Forward Amount").

                        (b) The payment of this Available Funds Cap Carry Forward Amount would be made in future periods from the excess cash flows.

                        (c) The Note Insurer (MBIA) does not cover the Available Funds Cap Carry Forward Amount.

AVAILABLE FUNDS CAP
 RATE: The Available Funds Cap Rate with respect to each Class of Notes for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator of which is (i) an amount equal to (A) 1/12 of the aggregate scheduled principal balance of the then outstanding Mortgage loans and REO properties in the related Group times the weighted average of the Expense Adjusted Coupon Rates on the then outstanding Mortgage loans and REO properties in such Group minus (B) the amount of the Note Insurer premium for such payment date allocable to such Group, and the denominator of which is
                        (ii) an amount equal to (A) the then outstanding aggregate Note Balance multiplied by (B) the actual number of days elapsed in the related interest period divided by 360.

                        "Note Balance" with respect to a Class will equal as of any Payment Date, the Original Note Balance as of the date of issuance of the Notes less all related Monthly Principal and Excess Cash paid to the respective Noteholders on previous Payment Dates.

                        The Expense Adjusted Coupon Rate on any Mortgage Loan is equal to the then applicable coupon rate minus the sum of (i) the Minimum Spread and (ii) the Servicing Fee Rate. For any Payment Date occurring from the Closing Date through and including the twelfth Payment Date, the Minimum Spread is equal to 0.00% per annum. For any Payment Date occurring after the twelfth Payment Date the Minimum Spread is equal to 0.50% per annum. For any Payment Date for so long as the Servicer is the servicer, the Servicing Fee Rate is equal to 0.44% per annum; PROVIDED, HOWEVER, that the Servicing Fee Rate may increase up to 0.50% per annum if it is necessary to appoint a successor Servicer or a successor Sub-Servicer.





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 6
-------------------------------------------------------------------------------




PAYMENTS OF PRINCIPAL:  On each Payment Date, the Noteholders of a
                        Class of Notes will be entitled to payments of Monthly Principal in reduction of the Note Balance.

                        MONTHLY PRINCIPAL
                        The Monthly Principal with respect to each Class of Notes and for any Payment Date will be equal to the lesser of (a) the excess of related Available Funds over the amounts described in clauses (i) and (ii) of the definition of Excess Cash below, and (b) the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage Loans in the related Group and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans during or in respect of the related Collection Period, not including Payments Ahead, subject to reduction for any Overcollateralization Surplus with respect to such Class and the related Payment Date.

PAYMENTS OF EXCESS
 CASH: With respect to each Class of Notes and each Payment Date on which the Overcollateralization Amount for the Notes is less than the Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the related Class of Notes in reduction of the Note Balance, up to the amount necessary for the related Overcollateralization Amount to equal the applicable Required Overcollateralization Amount

                        "Excess Cash" with respect to a Group on any Payment Date will be equal to Available Funds for such Group and Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured Payments with respect to the Group paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the Note Interest for the related Note and Payment Date (and to the extent not covered by Available Funds for the other Group, such amounts with respect to the other Group), and (iii) the Monthly Principal for the related Note and Payment Date.

                        The Insurance Policy does not cover the Available Funds Cap Carry Forward Amount, Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from (a) any excess interest resulting from the Available Funds Cap Rate being in excess of the applicable Interest Rate on future Payment Dates and (b) any Excess Cash for either Group that would otherwise be paid to the holder(s) of the Residual Interest.




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 7
-------------------------------------------------------------------------------


                        Any Excess Cash remaining after making required payments on each Class of Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture. Certain of the Mortgage Loans included in each Group as of the Settlement Date may not have their first monthly payment due until the Due Period relating to the April 1999 Payment Date.

OPTIONAL REDEMPTION:    Each Class of Notes may be redeemed, in full but not in
                        part, at the option of the Servicer or the Note Insurer, on or after the Payment Date on which the related Note
                        Balance has declined to less than 10% of the outstanding related Note Balance as of the Settlement Date .

COUPON STEP-UP:         If the Class A-1 Notes are not redeemed pursuant to the
                        Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

                        If the Class A-2 Notes are not redeemed pursuant to the Optional Redemption, the coupon on the Notes will be set at the lesser of (a) one month LIBOR plus [xx] basis points and (b) the related Available Funds Cap Rate.

INTEREST PERIOD:        Interest will accrue on each of the Notes from
                        Payment Date to Payment Date. For the first Payment
                        Date, interest will accrue from and including the closing date to, but not including the first Payment
                        Date.

PRE-FUNDING ACCOUNTS:   The Mortgage Loans in Group I as of the closing date
                        will have an aggregate principal balance of [$80.8] million. The Mortgage Loans in Group II as of the Settlement Date will have an aggregate principal balance of [$46.9] million. Additional Mortgage loans with characteristics similar to those of the Mortgage Loans in Group I and Group II as of the Settlement Date will be transferred to the Trust during the period ending 90 days from the Settlement Date (the "Funding Period") in exchange for release of funds from the Pre-Funding
                        Accounts.

INTEREST COVERAGE
  ACCOUNTS:             On the Settlement Date, RBMG will deposit in two
                        segregated accounts, the Interest Coverage Accounts, cash amounts as required by the Note Insurer to cover shortfalls in the Note Interest payable on each Class of Notes attributable to the Pre-Funding feature during the Funding Period.




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 8
-------------------------------------------------------------------------------

MANDATORY PREPAYMENT:   Each Class of Notes  will be prepaid on the Payment Date
                        in April 1999 to the extent that amounts remain on deposit in the related Pre-Funding Account at the end of the Funding Period. The Note Balance of each Class of
                        Notes will be reduced by an amount equal to the lesser of (i) the amount then on deposit in the related
                        Pre-Funding Account and (ii) the outstanding Note
                        Balance of the related Class of Notes. Although no assurance is given, it is anticipated by the Issuer that the principal amount of Additional Mortgage Loans purchased by the Issuer and pledged to the Indenture
                        Trustee for the related Class of Notes will require the application of substantially all of the related amounts initially deposited in each Pre-Funding Account on the Settlement Date and that there should be no material amount of principal prepaid on the each Class of Notes from amounts in the related Pre-Funding Account.

COMPENSATING INTEREST
PAYMENTS:               With respect to any Mortgage Loan in each Group as to
                        which a prepayment in whole or in part was received during the related Collection Period, the Sub-Servicer on behalf of the Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Sub-Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment Interest
                        Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related Noteholders on the applicable Payment Date.
                        Compensating Interest Payments are not reimbursable to the Servicer or the Sub-Servicer. The Note Insurer is not required to cover any Prepayment Interest
                        Shortfalls.

LEGAL INVESTMENT
CONSIDERATIONS:         The Notes are SMMEA eligible securities.

ERISA CONSIDERATIONS:   The Issuer believes that the Notes are ERISA eligible,
                        subject to individual Plan account restrictions.
                        Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

TAXATION:               The Notes will be treated as debt obligations of the
                        Issuer.  No REMIC election will be made.

NOTE RATINGS:           AAA/Aaa by S&P and Moody's

FURTHER INFORMATION:    If you have any questions, please call:

                        Bill Ingram at (704) 383-7727, Capital Markets Syndicate Desk
                        Russ Andrews at (704) 374-3472, Debt Capital Markets



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 9
-------------------------------------------------------------------------------




                         WEIGHTED AVERAGE LIFE (WAL) AND
                              PAYMENT WINDOWS TABLE


  ----------------------------------------------------------------------
  TO CALL (10%)
      PPA*        0         75        100      125        150       175
  CLASS A1 NOTE
  WAL           20.621      3.775    2.806     2.208     1.799     1.496
  FIRST PAY    1/25/99    1/25/99  1/25/99   1/25/99   1/25/99   1/25/99
  LAST PAY    12/25/27   09/25/08 02/25/06  07/25/04  06/25/03  08/25/02


  CLASS A2 NOTE
  WAL            20.505     3.753    2.793     2.196     1.788     1.485
  FIRST PAY     1/25/99   1/25/99  1/25/99   1/25/99   1/25/99   1/25/99
  LAST PAY     12/25/27  08/25/08  02/25/06 07/25/04  06/25/03  08/25/02


  TO MATURITY
      PPA*        0         75        100      125       150        175
  CLASS A1 NOTE
  WAL            20.666     4.102     3.052     2.397     1.949     1.621
  FIRST PAY     1/25/99   1/25/99   1/25/99   1/25/99   1/25/99   1/25/99
  LAST PAY     12/25/28  03/25/19  03/25/14  11/25/10  07/25/08  10/25/06


  CLASS A2 NOTE
  WAL           20.549      4.082     3.036     2.382     1.934     1.607
  FIRST PAY    1/25/99    1/25/99   1/25/99   1/25/99   1/25/99   1/25/99
  LAST PAY    12/25/28   01/25/19  02/25/14  11/25/10  06/25/08  10/25/06
  -----------------------------------------------------------------------

  *100 PERCENT PREPAYMENT ASSUMPTION (PPA) REPRESENTS 27% CPR FOR THE ARM COLLATERAL, AND 25% HEP FOR THE FIXED COLLATERAL. 25% HEP EQUALS 2.5% CPR IN MONTH 1 OF THE LIFE OF A LOAN, INCREASING EACH MONTH BY 2.5% CPR UNTIL MONTH 10 AND REMAINING CONSTANT AT 25% CPR THEREAFTER.




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 10
-------------------------------------------------------------------------------





                         CLASS A-1 AVAILABLE FUNDS CAP
                                     RATE
  TO CALL (10%)
  6 MONTH LIBOR = 5.12750%

  PERIOD   DATE       CLASS A1 NOTE         PERIOD     DATE     CLASS A1 NOTE
         0     Dec-98
         1     Jan-99             *                 44    Aug-02     11.0490%
         2     Feb-99       7.9891%                 45    Sep-02     11.0486%
         3     Mar-99       8.6919%                 46    Oct-02     11.4166%
         4     Apr-99       8.8771%                 47    Nov-02     11.0479%
         5     May-99       9.2022%                 48    Dec-02     11.4158%
         6     Jun-99       8.9681%                 49    Jan-03     11.0472%
         7     Jul-99       9.3103%                 50    Feb-03     11.0469%
         8     Aug-99       9.0429%                 51    Mar-03     12.2301%
         9     Sep-99       9.0753%                 52    Apr-03     11.0462%
        10     Oct-99       9.4127%                 53    May-03     11.4141%
        11     Nov-99       9.1455%                 54    Jun-03     11.0455%
        12     Dec-99       9.5004%                 55    Jul-03     11.4133%
        13     Jan-00       8.7357%                 56    Aug-03     11.0448%
        14     Feb-00       8.7732%                 57    Sep-03     11.0445%
        15     Mar-00       9.4198%                 58    Oct-03     11.4123%
        16     Apr-00       8.8556%                 59    Nov-03     11.0438%
        17     May-00       9.1945%                 60    Dec-03     11.4115%
        18     Jun-00       8.9435%                 61    Jan-04     11.0431%
        19     Jul-00       9.2892%                 62    Feb-04     11.0427%
        20     Aug-00       9.0391%                 63    Mar-04     11.8039%
        21     Sep-00       9.0892%                 64    Apr-04     11.0420%
        22     Oct-00       9.4462%                 65    May-04     11.4097%
        23     Nov-00       9.1936%                 66    Jun-04     11.0413%
        24     Dec-00      10.8247%                 67    Jul-04     11.4090%
        25     Jan-01      10.9532%                 68    Aug-04     11.0406%
        26     Feb-01      10.9814%                 69    Sep-04     11.0403%
        27     Mar-01      12.1902%                 70    Oct-04     11.4079%
        28     Apr-01      11.0406%                 71    Nov-04     11.0396%
        29     May-01      11.4407%                 72    Dec-04     11.4072%
        30     Jun-01      11.1038%                 73    Jan-05     11.0389%
        31     Jul-01      11.5082%                 74    Feb-05     11.0385%
        32     Aug-01      11.0531%                 75    Mar-05     12.2208%
        33     Sep-01      11.0528%                 76    Apr-05     11.0378%
        34     Oct-01      11.4208%                 77    May-05     11.4054%
        35     Nov-01      11.0521%                 78    Jun-05     11.0371%
        36     Dec-01      11.4201%                 79    Jul-05     11.4046%
        37     Jan-02      11.0514%                 80    Aug-05     11.0364%
        38     Feb-02      11.0510%                 81    Sep-05     11.0360%
        39     Mar-02      12.2347%                 82    Oct-05     11.4035%
        40     Apr-02      11.0504%                 83    Nov-05     11.0353%
        41     May-02      11.4183%                 84    Dec-05     11.4028%
        42     Jun-02      11.0497%                 85    Jan-06     11.0346%
        43     Jul-02      11.4176%                 86    Feb-06     11.0343%


* The Available Funds Cap Rate is not applicable for the first period as RBMG will deposit sufficient funds in the Interest Coverage Account to pay the interest payment on the Notes for the first period.





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 11
-------------------------------------------------------------------------------


                    CLASS A-2 AVAILABLE FUNDS CAP RATE
   TO CALL (10%)
   6 MONTH LIBOR = 5.12750%

   PERIOD   DATE       CLASS A2 NOTE         PERIOD     DATE     CLASS A2 NOTE
          0     Dec-98
          1     Jan-99             *                 44    Aug-02    11.0987%
          2     Feb-99       7.9881%                 45    Sep-02    11.0984%
          3     Mar-99       8.6891%                 46    Oct-02    11.4681%
          4     Apr-99       8.8807%                 47    Nov-02    11.0979%
          5     May-99       9.2056%                 48    Dec-02    11.4675%
          6     Jun-99       8.9794%                 49    Jan-03    11.0973%
          7     Jul-99       9.3251%                 50    Feb-03    11.0970%
          8     Aug-99       9.0572%                 51    Mar-03    12.2857%
          9     Sep-99       9.0897%                 52    Apr-03    11.0964%
         10     Oct-99       9.4277%                 53    May-03    11.4660%
         11     Nov-99       9.1602%                 54    Jun-03    11.0959%
         12     Dec-99       9.5145%                 55    Jul-03    11.4654%
         13     Jan-00       8.7490%                 56    Aug-03    11.0953%
         14     Feb-00       8.7866%                 57    Sep-03    11.0950%
         15     Mar-00       9.4344%                 58    Oct-03    11.4645%
         16     Apr-00       8.8694%                 59    Nov-03    11.0944%
         17     May-00       9.2091%                 60    Dec-03    11.4640%
         18     Jun-00       8.9578%                 61    Jan-04    11.0939%
         19     Jul-00       9.3043%                 62    Feb-04    11.0936%
         20     Aug-00       9.0539%                 63    Mar-04    11.8583%
         21     Sep-00       9.1043%                 64    Apr-04    11.0930%
         22     Oct-00       9.4621%                 65    May-04    11.4625%
         23     Nov-00       9.2095%                 66    Jun-04    11.0924%
         24     Dec-00      10.8673%                 67    Jul-04    11.4619%
         25     Jan-01      11.0063%                 68    Aug-04    11.0918%
         26     Feb-01      11.0350%                 69    Sep-04    11.0916%
         27     Mar-01      12.2500%                 70    Oct-04    11.4610%
         28     Apr-01      11.0951%                 71    Nov-04    11.0910%
         29     May-01      11.4975%                 72    Dec-04    11.4604%
         30     Jun-01      11.1591%                 73    Jan-05    11.0904%
         31     Jul-01      11.5659%                 74    Feb-05    11.0901%
         32     Aug-01      11.1021%                 75    Mar-05    12.2780%
         33     Sep-01      11.1018%                 76    Apr-05    11.0895%
         34     Oct-01      11.4716%                 77    May-05    11.4589%
         35     Nov-01      11.1013%                 78    Jun-05    11.0890%
         36     Dec-01      11.4710%                 79    Jul-05    11.4583%
         37     Jan-02      11.1007%                 80    Aug-05    11.0884%
         38     Feb-02      11.1004%                 81    Sep-05    11.0881%
         39     Mar-02      12.2894%                 82    Oct-05    11.4574%
         40     Apr-02      11.0998%                 83    Nov-05    11.0875%
         41     May-02      11.4695%                 84    Dec-05    11.4568%
         42     Jun-02      11.0993%                 85    Jan-06    11.0869%
         43     Jul-02      11.4690%                 86    Feb-06    11.0867%

* The Available Funds Cap Rate is not applicable for the first period as RBMG will deposit sufficient funds in the Interest Coverage Account to pay the interest payment on the Notes for the first period.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 12
-------------------------------------------------------------------------------




      Summary of Characteristics of the Group I Initial Mortgage Loans


    Number of Initial Mortgage
    Loans                                                             795

    Principal Balance
              Aggregate Principal Balance                  $80,828,128.21
              Average Principal Balance                       $101,670.60
              Range of Principal Balances        $21,688.50 - $225,369.56

    Coupon Rates
              Weighted Average Coupon
              Rate                                                 9.724%
              Range of Coupon Rates                      7.750% - 14.250%

    Remaining Term to Maturity
              Weighted Average Remaining Term to
               Maturity                                     353.08 months
              Range of Remaining Term to
               Maturity                                  177 - 360 months

    Loan-to-Value Ratio
              Weighted Average Loan-to-Value Ratio                 77.61%
              Range of Loan-to-Value Ratios              18.57% - 100.00%

    Percentage of First Lien Mortgage
    Loans                                                         100.00%















--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 13
-------------------------------------------------------------------------------




  Summary of Characteristics of the Group II Initial Mortgage Loans


Number of Initial Mortgage
Loans                                                             333

Principal Balance
          Aggregate Principal Balance                  $46,926,742.48
          Average Principal Balance                       $140,921.15
          Range of Principal Balances        $18,779.13 - $599,407.40

Coupon Rates
          Weighted Average Coupon Rate                         9.729%
          Range of Coupon Rates                      7.125% - 13.750%

Remaining Term to Maturity
          Weighted Average Remaining Term to
          Maturity                                      350.11 months
          Range of Remaining Term to Maturity        176 - 360 months

Loan-to-Value Ratio
          Weighted Average Loan-to-Value Ratio                 78.24%
          Range of Loan-to-Value Ratios               33.46% - 90.00%

Percentage of First Lien Mortgage Loans                       100.00%





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 14
-------------------------------------------------------------------------------




                  Group II Initial Adjustable Rate Loans

                                                    All Adjustable Rate Loans
                                                    -------------------------

Number of Adjustable  Rate
Loans                                                           277

Percentage of All Mortgage Loans                             83.18%
(by number of loans)

Aggregate Principal Balance                          $41,924,524.32

Percentage of All Mortgage Loans                             89.34%
(by aggregate principal balance)

Average Principal Balance as of the
Cut-Off Date

          Average                                       $151,352.07
          Range                            $18,779.13 - $599,407.40

Coupon Rates

          Weighted Average                                   9.651%
          Range                                    7.125% - 13.750%

Remaining Term to Maturity
(in months)

          Weighted Average                                   358.07
          Range                                           352 - 360

Loan-to-Value Ratio at Origination

          Weighted Average                                   78.68%
          Range                                     34.62% - 90.00%








--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 15
-------------------------------------------------------------------------------




                    Group II Initial Fixed Rate Loans

                                                     All Fixed Rate Loans
                                                    -----------------------

Number of Fixed Rate Loans                                     56

Percentage of All Mortgage Loans                            16.82%
(by number of loans)

Aggregate Principal Balance                          $5,002,218.16

Percentage of All Mortgage Loans                            10.66%
(by aggregate principal
balance)

Average Principal Balance as of the
Cut-Off Date

          Average                                       $89,325.32
          Range                           $24,943.72 - $307,387.33

Coupon Rates

          Weighted Average                                 10.375%
          Range                                   7.750% - 12.999%

Remaining Term to Maturity
(in months)

          Weighted Average                                  283.42
          Range                                          176 - 359

Loan-to-Value Ratio at Origination

          Weighted Average                                  74.49%
          Range                                    33.46% - 90.00%








--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 16
-------------------------------------------------------------------------------





            MORTGAGE RATES OF THE GROUP II INITIAL FIXED RATE LOANS

                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
Range of Mortgage Rates          Fixed Rate    Aggregate Principal     Principal
           (%)                      Loans            Balance            Balance
------------------------         ----------    -------------------  ---------------

 7.501 -  8.000                        1          121,657.42                2.43 %
 8.501 -  9.000                        3          631,501.52               12.62
 9.001 -  9.500                        5          457,052.84                9.14
 9.501 - 10.000                        6          647,513.20               12.94
10.001 - 10.500                       11          660,151.29               13.20
10.501 - 11.000                       10        1,279,752.43               25.58
11.001 - 11.500                        9          586,063.53               11.72
11.501 - 12.000                        6          413,358.19                8.26
12.001 - 12.500                        4          168,776.07                3.37
12.501 - 13.000                        1           36,391.67                0.73
                                       -       -------------               ----

Totals                                56       $5,002,218.16              100.00 %
                                      ==       =============              ======

          PRINCIPAL BALANCES OF THE GROUP II INITIAL FIXED RATE LOANS

                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
   Range of Principal            Fixed Rate    Aggregate Principal    Principal
      Balances ($)                  Loans            Balance            Balance
-----------------------          -----------   -------------------- ---------------
 15,000.01  - 25,000.00                2           49,936.75                1.00 %
 25,000.01 -  50,000.00               17          634,514.73               12.68
 50,000.01 -  75,000.00               10          592,644.00               11.85
 75,000.01 - 100,000.00               12        1,044,744.61               20.89
100,000.01 - 125,000.00                6          701,319.91               14.02
125,000.01 - 150,000.00                2          290,311.89                5.80
175,000.01 - 200,000.00                1          187,832.96                3.75
200,000.01 - 225,000.00                1          212,339.27                4.24
225,000.01 - 250,000.00                2          470,615.57                9.41
250,000.01 - 275,000.00                2          510,571.14               10.21
300,000.01 - 325,000.00                1          307,387.33                6.15
                                       -          ----------                ----

Totals                                56       $5,002,218.16              100.00 %
                                      ==       =============              ======





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 17
-------------------------------------------------------------------------------

      REMAINING TERMS TO MATURITY OF THE GROUP II INITIAL FIXED RATE LOANS

                                                                     Percentage of
                                                                    Group II Fixed
                                                                     Rate Loans by
                                  Number of                            Aggregate
                                 Fixed Rate    Aggregate Principal     Principal
 Remaining Term (months)            Loans            Balance            Balance
-------------------------        -----------  ---------------------  --------------

176 - 180                             27        2,052,515.25               41.03 %
326 - 330                              1          121,657.42                2.43
351 - 355                              2          158,452.72                3.17
357                                    6          823,810.31               16.47
358                                    9          706,497.16               14.12
359                                   11        1,139,285.30               22.78
                                      --        ------------               -----

Totals                                56       $5,002,218.16              100.00 %
                                      ==       =============              ======

          MORTGAGE RATES OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS
                                                                     Percentage of
                                                                        Group II
                                                                      Adjustable
                                                                     Rate Loans by
                                  Number of                           Aggregate
Range of Mortgage Rates           Adjustable   Aggregate Principal    Principal
           (%)                    Rate Loans         Balance            Balance
-----------------------          -----------   --------------------  --------------
 7.001 -  7.500                        1          314,444.78                0.75 %
 7.501 -  8.000                        5          753,523.31                1.80
 8.001 -  8.500                       19        4,602,224.65               10.98
 8.501 -  9.000                       44        7,507,501.34               17.91
 9.001 -  9.500                       43        6,623,633.30               15.80
 9.501 - 10.000                       54        9,236,016.34               22.03
10.001 - 10.500                       54        6,616,478.66               15.78
10.501 - 11.000                       27        3,123,085.59                7.45
11.001 - 11.500                       15        1,600,202.43                3.82
11.501 - 12.000                        9        1,215,546.42                2.90
12.001 - 12.500                        3          165,307.86                0.39
12.501 - 13.000                        2           78,611.28                0.19
13.501 - 14.000                        1           87,948.36                0.21
                                       -           ---------                ----

Totals                               277       $41,924,524.32             100.00 %
                                     ===       ==============             ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 18
-------------------------------------------------------------------------------




        PRINCIPAL BALANCES OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
   Range of Principal             Adjustable   Aggregate Principal     Principal
      Balances ($)                Rate Loans         Balance            Balance
----------------------           ------------  -------------------  ---------------

 15,000.01  - 25,000.00                3           60,736.44                 0.14 %
 25,000.01 -  50,000.00               26        1,070,471.73                 2.55
 50,000.01 -  75,000.00               44        2,803,487.55                 6.69
 75,000.01 - 100,000.00               52        4,655,962.55                11.11
100,000.01 - 125,000.00               41        4,528,718.31                10.80
125,000.01 - 150,000.00               16        2,168,991.45                 5.17
150,000.01 - 175,000.00                6          949,571.05                 2.26
175,000.01 - 200,000.00                6        1,123,705.11                 2.68
200,000.01 - 225,000.00                4          865,388.75                 2.06
225,000.01 - 250,000.00               21        4,972,699.30                11.86
250,000.01 - 275,000.00               19        4,951,780.22                11.81
275,000.01 - 300,000.00               12        3,455,896.51                 8.24
300,000.01 - 325,000.00                6        1,883,673.15                 4.49
325,000.01 - 350,000.00                6        2,011,738.20                 4.80
350,000.01 - 375,000.00                2          710,570.18                 1.69
375,000.01 - 400,000.00                8        3,157,032.02                 7.53
425,000.01 - 450,000.00                1          434,807.52                 1.04
475,000.01 - 500,000.00                2          965,119.62                 2.30
550,000.01 - 575,000.00                1          554,767.26                 1.32
575,000.01 - 600,000.00                1          599,407.40                 1.43
                                       -          ----------                 ----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======







--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 19
-------------------------------------------------------------------------------


    REMAINING TERMS TO MATURITY OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
 Remaining Term (months)          Rate Loans         Balance            Balance
 -----------------------         -----------         -------            -------

351 - 355                              1          475,258.51                 1.13 %
356                                    6          807,686.99                 1.93
357                                   72        8,969,393.50                21.39
358                                  105       15,751,660.20                37.57
359                                   91       15,612,525.12                37.24
360                                    2          308,000.00                 0.73
                                       -          ----------                 ----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======

           GROSS MARGINS OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Gross Margins           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
 ----------------------           ----------    ------------------  ---------------
 4.501 -  5.000                        1          314,444.78                 0.75 %
 5.001 -  5.500                       11        1,935,341.02                 4.62
 5.501 -  6.000                       35        6,488,211.24                15.48
 6.001 -  6.500                       86       13,711,596.28                32.71
 6.501 -  7.000                       90       12,541,138.23                29.91
 7.001 -  7.500                       48        6,656,956.27                15.88
 7.501 -  8.000                        3          121,925.39                 0.29
 8.001 -  8.500                        1           87,948.36                 0.21
 8.501 -  9.000                        2           66,962.75                 0.16
                                       -           ---------                 ----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 20
-------------------------------------------------------------------------------




           MAXIMUM RATES OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Maximum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans         Balance            Balance
------------------------          -----------  -------------------   --------------

14.001 - 14.500                        1          314,444.78                 0.75 %
14.501 - 15.000                        5          753,523.31                 1.80
15.001 - 15.500                       19        4,602,224.65                10.98
15.501 - 16.000                       44        7,507,501.34                17.91
16.001 - 16.500                       43        6,623,633.30                15.80
16.501 - 17.000                       54        9,236,016.34                22.03
17.001 - 17.500                       54        6,616,478.66                15.78
17.501 - 18.000                       27        3,123,085.59                 7.45
18.001 - 18.500                       15        1,600,202.43                 3.82
18.501 - 19.000                        9        1,215,546.42                 2.90
19.001 - 19.500                        3          165,307.86                 0.39
19.501 - 20.000                        2           78,611.28                 0.19
20.501 - 21.000                        1           87,948.36                 0.21
                                       -           ---------                 ----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======

           MINIMUM RATES OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS
                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
 Range of Minimum Rates           Adjustable   Aggregate Principal     Principal
           (%)                    Rate Loans        Balance              Balance
------------------------         ------------ --------------------  ----------------
 7.001 -  7.500                        1          314,444.78                 0.75 %
 7.501 -  8.000                        5          753,523.31                 1.80
 8.001 -  8.500                       19        4,602,224.65                10.98
 8.501 -  9.000                       44        7,507,501.34                17.91
 9.001 -  9.500                       43        6,623,633.30                15.80
 9.501 - 10.000                       54        9,236,016.34                22.03
10.001 - 10.500                       54        6,616,478.66                15.78
10.501 - 11.000                       27        3,123,085.59                 7.45
11.001 - 11.500                       15        1,600,202.43                 3.82
11.501 - 12.000                        9        1,215,546.42                 2.90
12.001 - 12.500                        3          165,307.86                 0.39
12.501 - 13.000                        2           78,611.28                 0.19
13.501 - 14.000                        1           87,948.36                 0.21
                                       -           ---------                 ----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 21
-------------------------------------------------------------------------------

   NEXT INTEREST ADJUSTMENT DATE OF THE GROUP II INITIAL ADJUSTABLE RATE LOANS


                                                                     Percentage of
                                                                        Group II
                                                                    Adjustable Rate
                                                                        Loans by
                                  Number of                            Aggregate
                                  Adjustable   Aggregate Principal     Principal
  Next Adjustment Date            Rate Loans         Balance            Balance
-----------------------           ----------  ---------------------  --------------

04/01/99                               4          845,419.85                 2.02 %
05/01/99                               5          839,131.04                 2.00
06/01/99                               1           84,954.76                 0.20
08/01/00                               6          807,686.99                 1.93
09/01/00                              58        7,358,330.01                17.55
10/01/00                              26        2,922,664.90                 6.97
11/01/00                              96       14,425,631.30                34.41
12/01/00                              81       14,640,705.47                34.92
                                      --       -------------                -----

Totals                               277       $41,924,524.32              100.00 %
                                     ===       ==============              ======

            MORTGAGE RATES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                     Mortgage Loans
                                                                      by Aggregate
Range of Mortgage Rates           Number of    Aggregate Principal     Principal
           (%)                  Mortgage Loans       Balance            Balance
-----------------------         -------------- -------------------   --------------
 7.001 -  7.500                        1          314,444.78                 0.67 %
 7.501 -  8.000                        6          875,180.73                 1.86
 8.001 -  8.500                       19        4,602,224.65                 9.81
 8.501 -  9.000                       47        8,139,002.86                17.34
 9.001 -  9.500                       48        7,080,686.14                15.09
 9.501 - 10.000                       60        9,883,529.54                21.06
10.001 - 10.500                       65        7,276,629.95                15.51
10.501 - 11.000                       37        4,402,838.02                 9.38
11.001 - 11.500                       24        2,186,265.96                 4.66
11.501 - 12.000                       15        1,628,904.61                 3.47
12.001 - 12.500                        7          334,083.93                 0.71
12.501 - 13.000                        3          115,002.95                 0.25
13.501 - 14.000                        1           87,948.36                 0.19
                                       -           ---------                 ----

Totals                               333       $46,926,742.48              100.00 %
                                     ===       ==============              ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 22
-------------------------------------------------------------------------------

         PRINCIPAL BALANCES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                     by Aggregate
   Range of Principal             Number of    Aggregate Principal    Principal
      Balances ($)              Mortgage Loans       Balance            Balance
-----------------------         -------------  -------------------  --------------

 15,000.01  - 25,000.00                5          110,673.19                0.24 %
 25,000.01 -  50,000.00               43        1,704,986.46                3.63
 50,000.01 -  75,000.00               54        3,396,131.55                7.24
 75,000.01 - 100,000.00               64        5,700,707.16               12.15
100,000.01 - 125,000.00               47        5,230,038.22               11.15
125,000.01 - 150,000.00               18        2,459,303.34                5.24
150,000.01 - 175,000.00                6          949,571.05                2.02
175,000.01 - 200,000.00                7        1,311,538.07                2.79
200,000.01 - 225,000.00                5        1,077,728.02                2.30
225,000.01 - 250,000.00               23        5,443,314.87               11.60
250,000.01 - 275,000.00               21        5,462,351.36               11.64
275,000.01 - 300,000.00               12        3,455,896.51                7.36
300,000.01 - 325,000.00                7        2,191,060.48                4.67
325,000.01 - 350,000.00                6        2,011,738.20                4.29
350,000.01 - 375,000.00                2          710,570.18                1.51
375,000.01 - 400,000.00                8        3,157,032.02                6.73
425,000.01 - 450,000.00                1          434,807.52                0.93
475,000.01 - 500,000.00                2          965,119.62                2.06
550,000.01 - 575,000.00                1          554,767.26                1.18
575,000.01 - 600,000.00                1          599,407.40                1.28
                                       -          ----------                ----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======

          RISK CLASSIFICATIONS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Risk Classification          Mortgage Loans       Balance            Balance
   -------------------          --------------       -------            -------
A                                    163       27,816,040.31               59.28 %
A-                                    56        8,645,824.44               18.42
B                                     76        7,608,545.86               16.21
C                                     32        2,563,440.62                5.46
D                                      6          292,891.25                0.62
                                       -          ----------                ----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 23
-------------------------------------------------------------------------------

           LOAN TO VALUE RATIOS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                       Percentage of
Range of Loan-to-Value   Number of     Aggregate     Group II Mortgage
Ratios at Origination    Mortgage      Principal     Loans by Aggregate   Weighted
          (%)              Loans        Balance      Principal Balance   Average LTV
          ---              -----        -------      -----------------   -----------

 30.01 -  35.00                2        270,062.44            0.58 %       34.43 %
 35.01 -  40.00                4        114,800.50            0.24         37.07
 40.01 -  45.00                2         99,949.35            0.21         42.39
 45.01 -  50.00                6        494,572.46            1.05         48.55
 50.01 -  55.00                7        435,324.96            0.93         53.79
 55.01 -  60.00                6        283,360.13            0.60         58.55
 60.01 -  65.00               20      1,897,505.90            4.04         63.45
 65.01 -  70.00               46      4,638,092.08            9.88         69.74
 70.01 -  75.00               48      7,302,529.86           15.56         74.65
 75.01 -  80.00              106     18,413,954.89           39.24         79.78
 80.01 -  85.00               50      6,967,277.97           14.85         84.86
 85.01 -  90.00               36      6,009,311.94           12.81         89.90 %
                              --      ------------           -----

Totals                       333    $46,926,742.48          100.00 %
                             ===    ==============          ======

     REMAINING TERMS TO MATURITY OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
 Remaining Term (months)        Mortgage Loans       Balance            Balance
 -----------------------        --------------       -------            -------
176 - 180                             27        2,052,515.25                4.37 %
326 - 330                              1          121,657.42                0.26
351 - 355                              3          633,711.23                1.35
356                                    6          807,686.99                1.72
357                                   78        9,793,203.81               20.87
358                                  114       16,458,157.36               35.07
359                                  102       16,751,810.42               35.70
360                                    2          308,000.00                0.66

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 24
-------------------------------------------------------------------------------


  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE PROPERTIES OF ALL THE GROUP II INITIAL
                                 MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
          State                 Mortgage Loans       Balance            Balance
          -----                 --------------       -------            -------

ALABAMA                               29        2,194,831.11                4.68 %
ARIZONA                               29        4,116,718.80                8.77
CALIFORNIA                            52       14,777,132.15               31.49
COLORADO                              32        4,425,809.94                9.43
FLORIDA                                8          733,775.29                1.56
GEORGIA                                2          106,124.69                0.23
IDAHO                                 13        1,279,088.70                2.73
ILLINOIS                              25        2,642,664.22                5.63
KANSAS                                 1           29,976.05                0.06
KENTUCKY                               1          104,193.35                0.22
LOUISIANA                              1           37,462.94                0.08
MARYLAND                               2          394,698.06                0.84
MINNESOTA                             10          996,576.21                2.12
MISSOURI                               5          334,903.51                0.71
NEVADA                                 6          580,072.72                1.24
NEW JERSEY                             1          251,680.25                0.54
NEW YORK                               5          799,933.10                1.70
NORTH CAROLINA                        11        1,222,960.83                2.61
OHIO                                   7          360,952.27                0.77
OKLAHOMA                               1           37,480.16                0.08
OREGON                                33        4,267,197.60                9.09
PENNSYLVANIA                           2          123,494.72                0.26
SOUTH CAROLINA                         1           32,483.73                0.07
TENNESSEE                              7          462,107.85                0.98
TEXAS                                  8          930,038.08                1.98
UTAH                                   7          942,669.18                2.01
VIRGINIA                               1          229,282.78                0.49
WASHINGTON                            27        3,534,377.19                7.53
WEST VIRGINIA                          1           55,978.87                0.12
WISCONSIN                              3          423,926.78                0.90
WYOMING                                2          498,151.35                1.06
                                       -          ----------                ----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 25
-------------------------------------------------------------------------------



  NUMBER OF MONTHS ELAPSED FROM THE DATE OF ORIGINATION OF ALL GROUP II MORTGAGE
                                      LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
     Range of Months            Mortgage Loans       Balance            Balance
     ---------------            --------------       -------            -------

    0                                  3          559,888.28                1.19 %
    1                                128       19,119,625.35               40.74
    2                                117       16,482,970.58               35.12
    3                                 75        9,403,550.66               20.04
  4 -  11                              9        1,239,050.19                2.64
 24 -  35                              1          121,657.42                0.26
                                       -          ----------                ----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======


 OCCUPANCY STATUS OF THE MORTGAGED PROPERTIES OF ALL THE GROUP II INITIAL MORTGAGE
                                      LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
    Occupancy Status            Mortgage Loans       Balance            Balance
---------------------           -------------- --------------------  -------------
Investment                            17        1,295,466.86                2.76 %
Owner Occupied                       316       45,631,275.62               97.24
                                     ---       --------------             ------

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======


     TYPES OF MORTGAGED PROPERTIES OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Property Type             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
Condo                                  2          308,103.57                0.66 %
Manufactured Homes                    12          896,746.51                1.91
Multi-Family Home                      4          580,956.39                1.24
PUD                                    1           98,569.34                0.21
Single Family Home                   314       45,042,366.67               95.98
                                     ---       -------------               -----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

UPDATED MARKETING MEMORANDUM- 12/1/98 8:00 AM
RBMG FUNDING CO. MORTGAGE LOAN TRUST 1998-2                            Page 26
-------------------------------------------------------------------------------




            USE OF PROCEEDS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
     Use of Proceeds            Mortgage Loans       Balance            Balance
--------------------            -------------- ------------------   --------------

Purchase                             164       24,391,888.14               51.98 %
Refi Cash Out                        116       15,442,758.28               32.91
Refi Rate/Term                        53        7,092,096.06               15.11
                                     ---       --------------             ------
Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======

        PROGRAM CLASSIFICATIONS OF ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
      Documentation             Mortgage Loans       Balance            Balance
      -------------             --------------       -------            -------
FULL                                 209       30,969,304.99               66.00 %
LIMITED                                6          970,821.91                2.07
Non-Qualifier                         49        4,323,810.17                9.21
STATED                                69       10,662,805.41               22.72
                                      --       -------------               -----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======

   PREPAYMENT PENALTIES WITH RESPECT TO ALL THE GROUP II INITIAL MORTGAGE LOANS

                                                                     Percentage of
                                                                        Group II
                                                                    Mortgage Loans
                                                                      by Aggregate
                                  Number of    Aggregate Principal    Principal
   Prepayment Penalty           Mortgage Loans       Balance            Balance
   ------------------           --------------       -------            -------
1 YEAR                               102       19,149,840.07               40.81 %
2 YEAR                                96       14,438,978.31               30.77
3 YEAR                                88        7,862,248.15               16.75
5 YEAR                                 1          212,339.27                0.45
NONE                                  46        5,263,336.68               11.22
                                      --        ------------               -----

Totals                               333       $46,926,742.48             100.00 %
                                     ===       ==============             ======





--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS

THIS MARKETING MEMORANDUM SUPERSEDES ANY PREVIOUS MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.